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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference of our reports for Locus Computing Corporation dated March 20, 1995 incorporated by reference in this Form 10-K, into PLATINUM technology, inc.'s previously filed Form S-8 Registration Statements (Registration Nos. 333-20897, 333-3284, 333-00454, 33-96762, 33-85798 and 33-41248) and previously filed Form
S-1 Registration Statement (Registration No.333-07783).


                                 /s/ Arthur Andersen LLP
                                 ARTHUR ANDERSEN LLP

Los Angeles, California
March 26, 1997